                          STREETTRACKS(R) SERIES TRUST

                       Supplement Dated November 7, 2006
                      to Prospectus Dated October 31, 2006

                        SPDR(R) AEROSPACE & DEFENSE ETF
                      SPDR(R) BUILDING & CONSTRUCTION ETF
                         SPDR(R) COMPUTER HARDWARE ETF
                         SPDR(R) COMPUTER SOFTWARE ETF
                       SPDR(R) HEALTH CARE EQUIPMENT ETF
                        SPDR(R) HEALTH CARE SERVICES ETF
                            SPDR(R) LEISURE TIME ETF
                    SPDR(R) OUTSOURCING & IT CONSULTING ETF
                              SPDR(R) TELECOM ETF
                           SPDR(R) TRANSPORTATION ETF
                    STREETTRACKS(R) KBW MORTGAGE FINANCE ETF

The above-listed Funds are not yet in operation and thus are not offered by the Prospectus.

                                   ALL FUNDS

The last paragraph under the heading "Additional Risks" on page 76 of the prospectus should be deleted and replaced with the following:

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in
     Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has requested exemptive relief from Section 4(3) of the Securities Act. If the relief is granted, dealers who are not underwriters would be exempt from the prospectus delivery obligations subject to certain terms and conditions which will be set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

The second paragraph under the heading "General Information" on page 96 of the prospectus should be deleted and replaced with the following:

     For purposes of the 1940 Act, Shares of the Funds are issued by the Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has requested exemptive relief from Section 12(d)(1). If the relief is granted, registered investment companies will be permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions which will be set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Starting on page 101, under the heading "Additional Information Concerning the Funds" the market values for streetTRACKS DJ Total Market ETF, streetTRACKS DJ Wilshire Growth ETF, streetTRACKS DJ Wilshire Large Cap Value ETF, streetTRACKS DJ Wilshire Small Cap Growth ETF, streetTRACKS DJ Wilshire Small Cap Value ETF, streetTRACKS DJ Global Titans ETF, streetTRACKS DJ Wilshire REIT ETF and streetTRACKS Morgan Stanley Technology ETF should read:

MARKET VALUE TOTAL RETURNS

                        STREETTRACKS
                          DJ TOTAL      STREETTRACKS DJ      STREETTRACKS DJ      STREETTRACKS DJ
                           MARKET      WILSHIRE LARGE CAP   WILSHIRE LARGE CAP   WILSHIRE SMALL CAP
                           ETF(1)        GROWTH ETF(2)         VALUE ETF(2)        GROWTH ETF(2)
                        ------------   ------------------   ------------------   ------------------
CUMULATIVE
1 year................      6.68%              2.79%               5.38%                 8.77%
Since Inception.......      2.68%            -47.22%              20.07%               -17.42%
AVERAGE ANNUAL
1 year................      6.68%              2.79%               5.38%                 8.77%
Since Inception.......      0.51%            -11.45%               3.54%                -3.58%

                        STREETTRACKS DJ                                                     STREETTRACKS
                       WILSHIRE SMALL CAP     STREETTRACKS DJ        STREETTRACKS DJ       MORGAN STANLEY
                          VALUE ETF(2)      GLOBAL TITANS ETF(1)   WILSHIRE REIT ETF(3)   TECHNOLOGY ETF(1)
                       ------------------   --------------------   --------------------   -----------------
CUMULATIVE
1 year...............          5.52%                 3.04%                 13.64%                2.76%
Since Inception......        119.56%               -16.08%                133.86%              -45.32%
AVERAGE ANNUAL
1 year...............          5.52%                 3.04%                 13.64%                2.76%
Since Inception......         16.14%                -3.28%                 19.91%              -10.58%

---------------

(1) Total Returns are calculated based on the commencement of trading on the AMEX, October 10, 2000.

(2) Total Returns are calculated based on the commencement of trading on the AMEX, September 29, 2000.

(3) Total Returns are calculated based on the commencement of trading on the AMEX, April 27, 2001.